Exhibit 10.4

AMENDMENT TO FACILITY AGREEMENT

This AMENDMENT TO FACILITY AGREEMENT (this “Agreement”), dated as of April 24, 2020, is entered into among SIENTRA, INC., a Delaware corporation (the “Borrower”), each of the other Loan Parties party hereto, and DEERFIELD PARNTERS, L.P., as a Lender (as defined below) and as agent (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrower, the Loan Parties, the lenders from time to time (the “Lenders”) and the Agent are parties to that certain Facility Agreement, dated as of March 11, 2020 (including the exhibits and other attachments thereto, as amended prior to the date hereof, the “Facility Agreement”); and

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein the Agent and the Required Lenders have agreed, to amend the Facility Agreement, as more specifically set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms.   All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Facility Agreement, as ended hereby.

SECTION 2.   Amendments to Facility Agreement.   Effective as of the Effective Date (as defined below) and subject to and in accordance. with the terms and conditions set forth herein, the Facility Agreement. is hereby amended as follows:

(a)     by adding the following definition to Section 1.1 thereof, in the appropriate alphabetical order:

“CARES Debt” means unsecured Indebtedness incurred by one or more of the Loan Parties pursuant to and in accordance with the Paycheck Protection Program administered by the U.S. Small Business Administration in accordance with Sections 1102 and 1106 of the Coronavirus Aid, Relief and Economic Security Act (P.L. 116-136) and the rules promulgated thereunder, in each case, as in effect on April 24, 2020 (the “CARES Act”).”

(b)     by replacing clause (b) of the definition of “Permitted Debt” in Section 1.1 thereof with the following:

“(p)(1) CARES Debt in an amount not to exceed $6,651,600 in the aggregate at any time outstanding; provided the CARES Debt shall comply in all respects with the applicable requirements of the CARES Act, including, Without limitation, that (i) the CARES Debt shall constitute a “covered loan” under, and as defined in, Section 1102 of the CARES Act, (ii) the proceeds of the CARES Debt shall be used only for the purposes. permitted under

Section 1102 of the CARES Act and (iii) the Borrower shall use best efforts to comply with Section 1106 of the CARES Act to obtain forgiveness of the CARES Debt to the extent provided thereunder, and (2) other  unsecured Debt not to exceed $550,000 in the aggregate at any time outstanding;”

SECTION 3.   Effectiveness.   This Agreement shall become effective on the first date when the following conditions shall have been satisfied or waived (such date, the “Effective Date”):

(a)     the Agent's receipt of counterparts to this Agreement, duly executed by the Borrower, the Loan Parties and the Required Lenders and acknowledged by the Agent;

(b)     payment of all fees, costs and expenses of the Lenders and the Agent; including, but not limited to, the fees and expenses of Sullivan & Cromwell LLP incurred up to the date hereof;

(c)     the Agent's receipt, in form and substance reasonably acceptable to the, Agent, of a duly executed consent of the agents and requisite lenders under each of the Senior Credit Agreements to the execution of this Agreement; and

(d)     the representations and warranties confirmed herein shall be true and correct and no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Agreement.

SECTION 4.   Representations and Warranties.   To induce the Required Lenders to enter into this Agreement, each Loan Party represents and warrants to the Lenders and the Agent on and as of the Effective Date that, in each case:

(a)     the representations and warranties of each Loan Party set forth in Article 3 of the Facility Agreement and in each other Facility Document are true and correct in all material respects on and as of the Effective Date after giving effect to this Agreement with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects as of such respective dates;

(b)     no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement;

(c)     it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms; and

(d)     this Agreement has been duly executed and delivered by the duly authorized officer of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors, rights in general and the availability of equitable remedies.

SECTION 5.   Disclosure, No MNPI.   On or prior to May 11, 2020, the Borrower shall file with the SEC it’s Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the 10-Q”) which 10-Q will describe the terms of the transactions contemplated by this Agreement (including, without limitation, the CARES Debt) and all material non-public information otherwise disclosed to the Lenders and Agent prior to the date the 10-Q is filed and include this Agreement as an exhibit to such Form 10-Q without any redactions. The Borrower expressly acknowledges, represents and agrees that from and after the filing of the 10-Q, (a) all material, non-public information (if any) provided or made available to the Lenders or the Agent and their respective Affiliates (and their respective agents and representatives) (the “Deerfield Parties”) by the Borrower or any of its Affiliates (and their respective• agents or representatives) in connection with the transactions contemplated by this Agreement (including, without limitation, the CARES Debt) or otherwise prior to the date hereof shall have been publicly disclosed and (b) no Deerfield Party shall have any duty to the Borrower of trust or confidence with respect to, or a duty to the Borrower not to trade in any securities on the basis of, any information regarding the Borrower (unless expressly agreed to by such Deerfield Party in a subsequent written definitive and binding and binding agreement executed by the Borrower and such Deerfield Party or customary oral (confirmed by e-mail) “wall cross” agreement).

SECTION 6.   Reference to and Effect on the Facility Agreement and Other Facility Documents.

(a)     Each reference in the Facility Agreement to “this Facility Agreement,” “this Agreement,” “hereunder,” “hereof,” herein” or words of like import referring to the Facility Agreement, and each reference in the other Facility Documents to “the •Facility Agreement,” “thereunder,” “thereof,” “therein” or words of like import, referring to the Facility Agreement, shall mean and be a reference to the Facility Agreement, as amended or modified hereby.

(b)     Except as specifically amended or modified herein, the Facility Agreement and all other Facility Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)     Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Facility Agreement or any other Facility Documents, nor constitute a waiver of any provision of the Facility Agreement or any other Facility Documents.

(d)     This Agreement shall be a Facility Document.

SECTION 7.   Execution in Counterparts.   This Agreement may be executed in counterparts (any different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.   Governing Law.   This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
SIENTRA, INC.
By:	/s/ Paul Little
Name:	Paul Little
Title:	CFO
OTHER LOAN PARTIES:
MIRADAY HOLDINGS, INC.
By:	/s/ Paul Little
Name:	Paul Little
Title:	CFO
MIRADRY, INC.
By:	/s/ Paul Little
Name:	Paul Little
Title:	CFO
MIRADRY INTERNATIONAL, INC.
By:	/s/ Paul Little
Name:	Paul Little
Title:	CFO

[Signature Page to Amendment]

DEERFIELD PARTNERS, L.P., as Lender and Agent
By: Deerfield Mgmt, L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner
By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

[Signature Page to Amendment]